Q1 2008 Earnings Call June 17, 2008 Exhibit 99.2

Forward Looking Statements
The following information contains forward-looking statements, including forward-
looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in
Colfax's Registration Statement on Form S-1 under the caption "Risk Factors" and other reports filed with the U.S. Securities and Exchange Commission. In addition, these statements are based on a number of assumptions that are subject to change.
This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q1 2008 Highlights
Adjusted net income of $8.9 million, an increase of 48.3%
Net sales of $130.7 million, an increase of 13.9%
Adjusted operating income of $18.3 million, an increase of 24.5%
Adjusted EBITDA of $22.0 million, an increase of 20.9%
Record first quarter orders of $180.3 million, an increase of 37.8%
Record backlog of $353.6 million, an increase of 72.8%
Well Positioned For Strong Performance in 2008

Note: Dollars in millions.
Historical Orders & Backlog
$118.3
$179.3
$292.8
$204.6
$353.6
$0.0
$80.0
$160.0
$240.0
$320.0
$400.0
2005 2006 2007 - Q1 2007 Q1 2008
$370.4
$442.3
$581.5
$130.8
$180.3
$0.0
$120.0
$240.0
$360.0
$480.0
$600.0
2005 2006 2007 - Q1 2007 Q1 2008
17.7% 17.6%
Acquisitions
1.2% 6.1%
FX Translation
0.5% 7.8%
Total Growth
--
--
--
-- 19.4% 31.5%
24.2%
1.6%
12.1%
37.8%
Existing
Businesses --
--
--
--
Accelerating Order and Backlog Growth
Orders Orders Backlog Backlog

$57.1
$64.8
$88.2
$18.2
$22.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
2005 2006 2007 Q1 2007 Q1 2008
Financial Performance Overview
Note: Dollars in millions.
(1) Please refer to the Appendix for the Non-GAAP reconciliation.
% Margin
16.5% 16.5% 17.4%
$345.5
$393.6
$506.3
$114.8
$130.7
$0.0
$120.0
$240.0
$360.0
$480.0
$600.0
2005 2006 2007 Q1 2007 Q1 2008
11.8% 13.5%
Acquisitions
1.4% 8.0%
FX Translation
0.8% 7.1%
Total Growth
13.9% 28.6%
--
--
--
Existing
Businesses
--
--
--
15.9% 16.8%
2.1%
2.2%
9.6%
13.9%
Consistent Track Record of Profitable Sales Growth
Revenue Adjusted EBITDA (1)

Q1 2008 Sales and Orders by End Market
Q1 2008 Orders: $180.3 million Q1 2008 Orders: $180.3 million Q1 2008 Sales: $130.7 million Q1 2008 Sales: $130.7 million
Commercial
Marine
36%
Oil & Gas
7%
Power
Generation
12%
Navy
6%
General
Industrial
39%
Commercial
Marine
25%
Oil & Gas
10%
Power
Generation
11%
Navy
5%
General
Industrial
49%
Well Positioned in Five Attractive and Diverse End Markets

Commercial Marine Market Perspective
Q1 2008 Year-Over Year Results
Orders up 99.1% year-over-year (76.0% organic growth)
Sales up 11.6% year-over-year (-1.0% organic growth)
Market Trends
Growth in international trade and demand for bulk commodities driving increased ship construction
Global market with China taking leadership position
Aging fleet, environmental regulations requiring ship owners to upgrade or replace ships
Local presence required to effectively serve customers and
capture aftermarket business
Executing Strategies To Drive Profitable Sales Growth
Colfax Q1 08
Orders Split
36%
Comm.
Marine
Colfax Q1 08
Sales Split
25%
Comm.
Marine

Oil & Gas Market Perspective
Strong Product Portfolio Capable of Solving Needs of Evolving Oil & Gas Market
Colfax Q1 08
Orders Split
7%
O&G
Colfax Q1 08
Sales Split
10%
O&G
Q1 2008 Year-Over Year Results
Orders down 24.7% year-over-year (-26.5% organic growth)
Sales down 7.3% year-over-year (-10.1% organic growth)
Market Trends
Elevated oil prices and depleting supplies spurring heavy oil exploration, transport and processing
Customers focusing more on “total cost of ownership” to reduce downtime and increase efficiency
Application expertise critical to winning large project orders

Power Generation Market Perspective
Leading Supplier of Lubrication Solutions to Power Generation OEMs
Colfax Q1 08
Orders Split
12%
Power
Gen.
Colfax Q1 08
Sales Split
11%
Power
Gen.
Q1 2008 Year-Over Year Results
Orders up 18.7% year-over-year (10.2% organic growth)
Sales up 37.6% year-over-year (27.4% organic growth)
Market Trends
Robust economic growth in Asia and Middle East driving
investment in energy infrastructure projects
Aging power infrastructure in mature markets creating upgrade projects to increase efficiency and lower operating costs
Multiple forms of power generation (gas, coal, hydro, nuclear) being employed to satisfy growing global demand

Global Navy Market Perspective
Developing Innovative Fluid Handling Products and Systems to Drive Future Growth
Colfax Q1 08
Orders Split
6%
Navy
Colfax Q1 08
Sales Split
5%
Navy
Q1 2008 Year-Over Year Results
Orders up 107.3% year-over-year (104.8% organic growth)
Sales down 26.7% year-over-year (-27.7% organic growth)
Market Trends
Sovereign navies around the world expanding fleets to address heightened national security level concerns
U.S. Navy continues to invest in the next generation of naval vessels
Increased demand for integrated fluid handling systems and
solutions to reduce operating costs

General Industrial Perspective
Leading Supplier of Highly Engineered Fluid Handling Products and Systems with Global Reach
Colfax Q1 08
Orders Split
39%
General
Industrial
Colfax Q1 08
Sales Split
49%
General
Industrial
Q1 2008 Year-Over Year Results
Orders up 21.2% year-over-year (10.3% organic growth)
Sales up 23.2% year-over-year (12.2% organic growth)
Market Trends
Global economic development driving increased capital investment
Developing regions embracing engineered products and solutions that reduce costs and increase efficiency
Global footprint and channel optimization required to cover broad end market applications

Note: Dollars in millions.
Income Statement Summary
First Quarter Delta
2007 2008 $ %
Orders $130.8 $180.3 $49.5 37.8%
Sales $114.8 $130.7 $15.9 13.9%
Gross Profit $38.8 $48.2 $9.4 24.2%
% of Sales 33.8% 36.9%
SG&A Expense $23.1 $28.5 $5.4 23.4%
R&D Expense $1.0 $1.4 $0.4 40.0%
Operating Expenses $24.1 $29.9 $5.8 24.1%
% of Sales 21.0% 22.9%
Adjusted Operating Income $14.7 $18.3 $3.6 24.5%
% of Sales 12.8% 14.0%
Adjusted EBITDA $18.2 $22.0 $3.8 20.9%
% of Sales 15.9% 16.8%
Adjusted Net Income $6.0 $8.9 $2.9 48.3%
% of Sales 5.2% 6.8%

Note: Dollars in millions.
Statement of Cash Flows Summary
Net Income
Non-Cash Expenses
Other
Total Operating Activities
Capital Expenditures
Acquisitions
Other
Total Investing Activities
Net Borrowings
Other
Total Financing Activities
Effect of Exchange Rates
Increase (Decrease in Cash)
Cash Beginning of Period
Cash End of Period
Three Months Ended
3/30/2007 3/28/2008
$6.0 $6.8
$4.5 $1.7
($5.2) ($13.4)
($4.0) ($6.2)
$1.3 ($11.1)
($1.5) ($3.0)
($28.5) $0.0
$0.0 $0.0
($30.0) ($2.9)
$36.5 $0.0
($0.4) ($1.3)
$36.1 ($1.3)
$1.1 $0.5
$8.5 ($14.8)
$7.6 $48.1
$16.1 $33.3
Change in Working Capital and Accrued Liabilities

21.56 million shares sold (11.85 million primary / 9.71 million secondary)
44.01 million shares outstanding post offering
Primarily to repay a portion of existing debt, effective redemption of preferred stock through conversion and sale of common, pay dividends and general corporate purposes
IPO Summary
Shares Sold
Use of Proceeds
$18.00 per share
IPO Price
Began trading May 8, 2008
Completed offering May 13, 2008
Date
$193.4 million
Net Proceeds

Pro Forma Capitalization
Note: Dollars in millions.
Well Capitalized for Growth Going Forward
As Adjusted
Actual For IPO
Cash $33.3 $69.1
Total Debt $207.8 $129.3
Shareholder's Equity $64.2 $225.5
Total Capitalization $272.0 $354.8
Total Debt / Total Capitalization 76.4% 36.5%
As of March 28, 2008 As of March 28, 2008

Well Positioned for the Future
Global Leader in Specialty Global Leader in Specialty
Fluid Handling Products Fluid Handling Products
Proven Application Proven Application
Expertise in Solving Expertise in Solving
Critical Customer Needs Critical Customer Needs
Serving Fast Serving Fast
Growing Infrastructure Growing Infrastructure
Driven End Markets Driven End Markets
Experienced Management Experienced Management
Team in Place to Grow  Team in Place to Grow
Organically and Through Organically and Through
Strategic Acquisitions Strategic Acquisitions
CBS-Driven Culture Focused
on Profitable Sales Growth
Leading Brand Names
Generating Aftermarket
Sales and Services

Questions

Appendix

Note: Dollars in millions.
Non-GAAP Reconciliation
Fiscal Year End Three Months Ended
2005 2006 2007 3/30/2007 3/28/2008
Adjusted EBITDA:
Net Income $12.2 $0.1 $64.9 $6.0 $6.8
Provision for Income Taxes 6.9 3.9 39.1 4.0 3.6
Interest Expense 9.0 14.2 19.2 4.8 4.5
Depreciation and Amortization 11.4 11.5 15.2 3.5 3.7
Asbestos Liability and Defense Costs (Income) 14.3 21.8 (65.2) (2.3) 0.3
Asbestos Coverage Litigation Expense 3.8 12.0 14.9 2.2 3.1
Adjusted EBITDA $57.1 $64.8 $88.2 $18.2 $22.0
Adjusted EBITDA Margin 16.5% 16.5% 17.4% 15.9% 16.8%
Discontinued Operations Expense (Income) (0.6) 1.4 0.0 0.0 0.0